Famous Dave's of America, Inc.
Nasdaq: DAVE


Famous Dave's
BBQ • BURGERS • BEER
Famous Dave's
BBQ • BURGERS • BEER

INVESTOR PRESENTATION
SEPTEMBER 5, 2019

SAFE HARBOR STATEMENT

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses non-GAAP measures including those indicated below. These non-GAAP measures exclude significant expenses and income that are required by GAAP to be recorded in the Company's consolidated financial statements and are subject to inherent limitations. By providing non-GAAP measures, together with a reconciliation to the most comparable GAAP measure, the Company believes that it is enhancing investors' understanding of the Company's business and results of operations. These measures are not intended to be considered in isolation of, as substitutes for, or superior to, financial measures prepared and presented in accordance with GAAP. The non-GAAP measures presented may be different from the measures used by other companies. The Company urges investors to review the reconciliation of its non-GAAP measures to the most directly comparable GAAP measure, included in the accompanying financial tables.

Adjusted net income (loss) from continuing operations is net income (loss) from continuing operations, plus asset impairment, estimated lease termination and other closing costs, settlement agreements, net (loss) gain on disposal of equipment, stock-based compensation, severance, and the related tax impact. This number is divided by the weighted-average number of basic shares of common stock outstanding during each period presented to arrive at adjusted net income (loss) from continuing operations, per share. Adjusted EBITDA is net income (loss), including discontinued operations, plus asset impairment, estimated lease termination and other closing costs, settlement agreements, depreciation and amortization, interest expense, net, net (loss) gain on disposal of equipment, stock-based compensation, severance and provision (benefit) for income taxes.

Forward-Looking Statements

Statements in this press release that are not strictly historical, including but not limited to statements regarding the timing of the Company's restaurant openings and the timing or success of refranchising plans, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, which may cause the Company's actual results to differ materially from expected results. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectation will be attained. Factors that could cause actual results to differ materially from Famous Dave's expectation include financial performance, restaurant industry conditions, execution of restaurant development and construction programs, franchisee performance, changes in local or national economic conditions, availability of financing, governmental approvals and other risks detailed from time to time in the Company's SEC reports.

COMPANY OVERVIEW[1]

Nasdaq: DAVE

Net Sales (FY 2018)
$55 MM

System-wide Sales (FY 2018)
$358 MM

Corp. SSS Growth (FY 2018)
+2.7%

TTM AEBITDA (6/30)
$6.7 MM

TTM CAPEX (6/30)
$ 2.0MM

Market Capitalization[2]
$41.4 MM

Net Cash (6/30)
$ 5.7MM

EV/AEBITDA (8/30)
5.3x

DAVE trades significantly below average M&A transaction multiple of 14.5x

Recent Comparable Transactions

Target Company	EV/AEBITDA	% Franchised
Sonic Corp	15.5x	94%
IRG	15.0x	97%
ZOES Kitchen	16.6x	1%
Buffalo Wild Wings	11.25x	50%
Average	**14.5x**	**60%**

[1] Financials as of December 30, 2018, except where noted (Source: Company 10K)
[2] Market data as of Aug 30, 2019 (Source: Bloomberg)

FRANCHISE NETWORK ACROSS THE U.S.



33
Company-owned locations

101
Franchised restaurants in 33 states

~75%
Franchised

Nasdaq: DAVE Capitalization

- 9.1 MM Shares outstanding
- 411k Options at avg strike of $7.17
- 189K Restricted shares
- 9.7 MM Fully diluted shares
- $2.6 MM Total debt

COMPANY OVERVIEW

BACKGROUND

- Founded by legendary, Dave Anderson, who has 700+ BBQ awards
- Famous Dave's is one of the largest BBQ chains in the U.S.
- Directors and officers beneficially own 43.0% of the company[1]
- New CEO Jeff Crivello from Patrick Walsh's PW Partners focused on restaurant level profitability, brand evolution, and growth

COMPANY SAME STORE SALES	
Q1 2018	5.20%
Q2 2018	1.20%
Q3 2018	2.10%
Q4 2018	2.20%
Q1 2019	1.30%
Q2 2019	-0.8%

Positive Same Store Sales Growth 5 of last 6 quarters

[1]Ownership as of March 29, 2019 proxy filing







GROWTH DRIVERS

OPERATIONAL IMPROVEMENT

- COGS & overhead mitigation
- Roll out remodels to franchise network (Coon Rapids)
- Use excess capacity at traditional boxes (improve economics)

ORGANIC OPPORTUNITIES

- Build new "small box" with best-in-class economics
- New app & rewards program
- Open Clark Crew BBQ in Oklahoma
- Catering, 3rd party delivery, "virtual kitchens," store refreshes

ACQUISITIVE GROWTH

- Acquire immediately accretive brands with long runways
- Buy-in franchisees' units at immediately accretive prices








Famous Dave's

ORGANIC GROWTH

DEVELOP FAMOUS DAVE'S "SMALL BOX"

- Build 2 corporate stores to prove favorable economics
- Expand unit growth with smaller box via franchising
- Smaller box will focus on:
  - Capturing efficiencies & same store sales growth
  - Quality & guest experience
  - High-touch customer technology initiatives
  - Off premise 3rd party deliveries

BRAND EXPANSION: CLARK CREW BBQ

- Launch new concept Clark Crew BBQ in Oklahoma City
- Leverage Legendary Pitmaster, Travis Clark, in a brand with potential partnerships

REFRESHING EXISTING STORES

- With economics proven at Coon Rapids, refresh stores to drive positive traffic and sales growth

GHOST RESTAURANT INITIATIVE (VIRTUAL RESTAURANT)

INCREASE PRICES WHERE WE ARE CURRENTLY UNDER MARKET

NEW SMALL BOX: BEST-IN-CLASS ECONOMICS

	Small Box Target	vs Traditional Box
Square Foot Range	1,500 - 3,000	6,000 - 8,000
Investment Cost	$500 - 700k	$1.1m - 4.5 MM
Payback Target	2-3 Years	4+ Years

Off Premise Focus



~50%
Off-premise

50% off premise currently portends well for smaller box

MISSION: OPERATIONAL EXCELLENCE

IMPROVING "TRADITIONAL BOX" ECONOMICS:

Price increases where we are currently under market	Drive down food & labor costs
Improve training & guest experience scores	Roll out successful remodel design (Coon Rapids) to franchise network
Drive traffic with new marketing program, digitization, and delivery partnerships	Utilize excess capacity at traditional boxes with delivery & catering

COON RAPIDS – SUCCESSFUL REMODEL




BAR
WELCOME
AMERICA'S
BEST RIBS

COON RAPIDS – CASE STUDY


Famous Dave's
BBQ • BURGERS • BEER


BAR
WELCOME
AMERICA'S
BEST RIBS

COON RAPIDS REMODEL

- Proven, scalable, founder-inspired design
  - Comping: +**10.3%**
  - Traffic increase: +**9.9%**
- Fun energetic atmosphere with more colors, TVs, and music
- Developed & tested new menu to push the brand forward
- Expanded delivery and catering capabilities
  - Delivery & catering make up 40% of sales
- Improve traditional box economics through store refreshes
  - Targeting a 2-3 year payback on remodels

Source: Internal Company Data


WE SMOKE IT SLOW
TO GO
Famous Dave's
YOU GET THE FAME
CHOOSE YOUR PICKUP LOCATION

IMPROVED GUEST EXPERIENCE

DELIVERY

- Focus on delivery partnerships to use excess capacity in kitchens
  - Added $1000/store per week at corporate locations through this initiative

TECHNOLOGY & MARKETING

- Drive downloads on new Famous Dave's mobile app to drive traffic and online ordering through staff training
  - Focus on "Famous Nation" rewards program to drive customer loyalty
  - Use customer analytics to enhance experience and drive frequent visits and higher checks
- New customer engagement strategy with personalized marketing to drive frequency and spend (Mobivity)
- Leverage 2018 technology investments in app and POS to improve experience

ACQUISITIVE GROWTH OPPORTUNITIES

BUY FRANCHISE LOCATIONS

- Opportunistically acquire franchisees' units at attractive multiples in strong markets
- Grow unit adjusted EBITDA through operational improvements

EXTERNAL ACQUISITIONS OF SOLID BRANDS

- Acquire solid brands with cost synergies that adhere to the following strict criteria:
  - Immediately Accretive
  - Attractive EBITDA Multiple
  - Healthy SSS Trend
  - Opportunity to Franchise
  - 3-4 year payback

FRANCHISE NETWORK ACROSS THE U.S.



INVESTMENT SUMMARY

- Currently, trading at 5.3x EV/ Adj. EBITDA with ~75% franchised
- Delivering profitable growth through operational improvement, opportunistic acquisitions, and plan to expand unit count
- Focus on newly developed small box with best-in-class unit-level economics to grow unit count organically
- Fully aligned, seasoned management team dedicated to creating shareholder value

APPENDIX

ADJUSTED EBITDA RECONCILIATION

FAMOUS DAVE'S OF AMERICA, INC. AND SUBSIDIARIES
NON-GAAP RECONCILIATION (Unaudited)

(dollars in thousands)	Three Months Ended June 30, 2019	Three Months Ended July 1, 2018	Six Months Ended June 30, 2019	Six Months Ended July 1, 2018
Net income	$ 1,040	$ 1,392	1,122	2,390
Asset impairment and estimated lease termination charges and other closing costs	97	216	504	112
Net gain on disposal of equipment	(140)	30	(146)	29
Stock-based compensation	140	120	223	167
Acquisition costs	357	—	521	—
Severance	—	36	3	36
Tax adjustment	(55)	(93)	(167)	(81)
Adjusted net income	$ 1,439	$ 1,701	$ 2,060	$ 2,653
Basic adjusted net income per common share	$ 0.16	$ 0.19	$ 0.23	$ 0.33
Diluted adjusted net income per common share	$ 0.16	$ 0.19	$ 0.22	$ 0.33
Weighted average common share outstanding - basic	9,093	8,809	9,089	8,108
Weighted average common share outstanding - diluted	9,278	8,835	9,191	8,131
Net income	$ 1,040	$ 1,392	$ 1,122	$ 2,390
Asset impairment and estimated lease termination charges and other closing costs	97	216	504	112
Depreciation and amortization	515	309	779	702
Interest expense, net	255	177	272	317
Net (gain) loss on disposal of equipment	(140)	30	(146)	29
Stock-based compensation	140	120	223	167
Acquisition costs	357	—	521	—
Severance	—	36	3	36
Provision for income taxes	182	420	199	741
Adjusted EBITDA	$ 2,446	$ 2,700	$ 3,477	$ 4,494

BALANCE SHEET SUMMARY

FAMOUS DAVE'S OF AMERICA, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(in thousands)	June 30, 2019 (unaudited)	December 30, 2018 (unaudited)
Cash and equivalents	$ 8,220	$ 11,598
Current assets	19,199	19,202
Property, plant & equipment	10,468	10,385
Intangible assets	3,923	1,489
Other long-term assets	32,197	7,280
Total assets	**$ 65,787**	**$ 38,356**
Current liabilities	12,720	8,912
Long term debt, less current portion	2,404	2,411
Other long term liabilities	26,801	4,492
Total liabilities	41,925	15,815
Stockholders' equity	23,862	22,541
Liabilities and stockholders' equity	**$ 65,787**	**$ 38,356**


Famous Dave's
BBQ · BURGERS · BEER
Famous Dave's
BBQ · BURGERS · BEER

Nasdaq: DAVE

Investor Contacts:

Paul Malazita, CFO
Paul.malazita@famousdaves.com

Peter Seltzberg, IR
Pseltzberg@darrowir.com

THANK YOU